                                LYNCH CORPORATION
                          SECURITIES PURCHASE AGREEMENT

     This Securities  Purchase Agreement (this "AGREEMENT") is dated October 15,
2004, between Lynch  Corporation,  an Indiana  corporation (the "Company"),  and
Venator Merchant Fund L.P., a Delaware limited partnership (the "PURCHASER").

     WHEREAS,  subject to the terms and  conditions  set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below),  and Rule
506  promulgated  thereunder,  the  Company  desires  to  issue  and sell to the
Purchaser, and the Purchaser desires to purchase from the Company, approximately
$1,800,000  of  Common  Stock on the  Closing  Date and on the  terms  set forth herein.

     NOW,  THEREFORE,  IN CONSIDERATION of the premises and the mutual covenants contained in this Agreement,  and for other good and valuable  consideration the receipt  and  adequacy  of which are hereby  acknowledged,  the  Company and the
Purchaser agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1  DEFINITIONS.  In  addition  to the  terms  defined  elsewhere  in this
Agreement,  for all purposes of this  Agreement,  the  following  terms have the meanings indicated in this Section 1.1:

     "ACTION" shall have the meaning ascribed to such term in Section 3.1(j).

     "AFFILIATE"  means any Person that,  directly or indirectly  through one or more  intermediaries,  controls or is controlled  by or is under common  control with a Person as such terms are used in and construed under Rule 144.

     "AUTHORIZATION" has the meaning ascribed to such term in Section 3.1(e).

     "BUSINESS DAY" means any day except Saturday, Sunday and any day that shall be a federal legal holiday or a day on which banking  institutions  in the State of New York are  authorized or required by law or other  governmental  action to close.

     "CLOSING"  means the closing of the  purchase  and sale of the Common Stock pursuant to Section 2.1.

     "CLOSING  DATE"  means  the date of the  Closing,  which  shall be the date hereof.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON  STOCK" means the common stock of the Company,  $0.01 par value per share,  and any  securities  into  which  such  common  stock may  hereafter  be reclassified.

     "COMPANY PARTY" has the meaning ascribed to such term in Section 4.6.

     "EFFECTIVE  DATE" means the date that the  Registration  Statement is first declared effective by the Commission.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "GOVERNMENTAL  ENTITY"  has the  meaning  ascribed  to such term in Section
3.1(e).

     "LAW" has the meaning ascribed to such term in Section 3.1(e).

     "LIEN" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

     "MATERIAL  ADVERSE EFFECT" has the meaning ascribed to such term in Section
3.1(b).

     "ORDER" has the meaning ascribed to such term in Section 3.1(d).

     "PER SHARE  PURCHASE  PRICE"  means  $13.173  (being an amount equal to the average of the closing prices of the Common Stock on the American Stock Exchange for the sixty (60) consecutive Trading Days ending October 13, 2004).

     "PERSON"   means  an  individual  or   corporation,   partnership,   trust,
incorporated or  unincorporated  association,  joint venture,  limited liability company,  joint stock company,  government (or an agency or subdivision thereof)
or other entity of any kind.

     "PURCHASER PARTY" has the meaning ascribed to such term in Section 4.5.

     "REGULATION D" has the meaning ascribed to such term in Section 3.1(n).

     "REGISTRATION   STATEMENT"  means  a  registration  statement  meeting  the requirements  set forth in the  Registration  Rights  Agreement and covering the resale by the Purchaser of the Shares.

     "REGISTRATION  RIGHTS  AGREEMENT" means the Registration  Rights Agreement, dated the date of this Agreement,  between the Company and the Purchaser, in the form of Exhibit A hereto.

     "RULE 144" means Rule 144  promulgated  by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC REPORTS" has the meaning ascribed to such term in Section 3.1(h).

     "SECURITIES" means the Shares.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARE AMOUNT" has the meaning ascribed to such term in Section 2.1.

     "SHARES"  means the  shares  of Common  Stock  issued  or  issuable  to the
Purchaser pursuant to this Agreement.

     "SUBSCRIPTION   AMOUNT"  means   $1,799,998.20   (being  the  Share  Amount
multiplied by the Per Share  Purchase  Price),  in United States  dollars and in immediately available funds.

     "SUBSIDIARY" means any "SIGNIFICANT  SUBSIDIARY" as defined in Rule 1-02(w)
of Regulation S-X promulgated by the Commission under the Exchange Act.

     "TRADING  DAY"  means  (i) a day on which the  Common  Stock is traded on a
Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which  the  Common  Stock is traded on the  over-the-counter  market,  as reported by the OTC Bulletin  Board,  or (iii) if the Common Stock is not quoted on the OTC  Bulletin  Board,  a day on which the  Common  Stock is quoted in the
over-the-counter   market  as  reported  by  the   National   Quotation   Bureau
Incorporated  (or  any  similar  organization  or  agency  reporting  securities prices);  provided,  that in the event  that the  Common  Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a
Business Day.

     "TRADING  MARKET"  means the  following  markets or  exchanges on which the
Common  Stock is listed or  quoted  for  trading  on the date in  question:  the
American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market
or the Nasdaq SmallCap Market.

     "TRANSACTION  DOCUMENTS" means this Agreement and the  Registration  Rights
Agreement and any other documents or agreements  executed in connection with the transactions contemplated hereunder.

                                  ARTICLE II.
                                PURCHASE AND SALE

     2.1  CLOSING.  Subject  to the  terms  and  conditions  set  forth  in this
Agreement,  at a  closing  taking  place  on the  date  of this  Agreement,  the
Purchaser is purchasing from the Company, and the Company is issuing and selling to the  Purchaser,  136,643 shares of Common Stock (the "SHARE  AMOUNT")  (being that number of shares of Common Stock as equals $1,799,998.20 divided by the Per
Share Purchase Price, rounded to the nearest whole number of shares),  with each such share being purchased at the Per Share Purchase Price.

     2.2 CLOSING DELIVERIES.

          (a)  At the  Closing  the  Company  is  delivering  or  causing  to be delivered to the Purchaser the following:

               (i)  this Agreement duly executed by the Company; and

               (ii) the  Registration  Rights  Agreement  duly  executed  by the
          Company.

          (b) At the  Closing  the  Purchaser  is  delivering  or  causing to be delivered to the Company the following:

               (i) this Agreement duly executed by the Purchaser;

               (ii) the  Subscription  Amount by wire  transfer  to the  account designated in writing by the Company; and

               (iii) the  Registration  Rights  Agreement  duly  executed by the
          Purchaser.

          (c) Within 15 days after the Closing, the Company shall deliver to the
     Purchaser a  certificate  evidencing  a number of shares equal to the Share
     Amount.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS  AND WARRANTIES OF THE COMPANY.  Except as set forth in the SEC Reports,  the Company  hereby makes the  following  representations  and warranties as of the date hereof and as of the Closing Date to the Purchaser:

          (a) SUBSIDIARIES. The Company owns, directly or indirectly, all of the capital  stock of each  Subsidiary  free and  clear  of any  lien,  charge, security interest, encumbrance, right of first refusal or other restriction
     (collectively,  "LIENS"),  and all the  issued  and  outstanding  shares of capital  stock of each  Subsidiary  are validly  issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b)  ORGANIZATION  AND  QUALIFICATION.  Each of the  Company  and each
     Subsidiary is an entity duly incorporated or otherwise  organized,  validly existing and in good  standing  under the laws of the  jurisdiction  of its incorporation or organization (as applicable), with the requisite power and authority  to own and use its  properties  and  assets  and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the  provisions  of its  respective  certificate  or articles  of  incorporation,  bylaws  or other  organizational  or  charter documents.  Each of the Company and the  Subsidiaries  is duly qualified or licensed  to  conduct  business  and  is  in  good  standing  as a  foreign corporation or other entity in each jurisdiction in which the nature of the business  conducted  or  property  owned  by it  makes  such  qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or  reasonably  be expected to result in
     (i) a material adverse effect on the legality,  validity or  enforceability of any Transaction Document,  (ii) a material adverse effect on the results of operations,  assets,  business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability  to  perform  in  any  material  respect  on  a  timely  basis  its obligations  under any  Transaction  Document (any of (i), (ii) or (iii), a
     "MATERIAL ADVERSE EFFECT").

          (c)  AUTHORIZATION;   ENFORCEMENT.   The  Company  has  the  requisite
     corporate   power  and  authority  to  execute  and  deliver  each  of  the
     Transaction  Documents and to enter into and to consummate the transactions contemplated by each of the Transaction  Documents to which it is party and otherwise  to carry  out its  obligations  thereunder.  The  execution  and delivery of each of the Transaction Documents to which it is a party by the
     Company and the consummation by it of the transactions contemplated thereby have  been  duly  authorized  by all  necessary  action  on the part of the
     Company  and  no  further   action  is  required  by  the  Company  or  its
     stockholders in connection  therewith.  Each Transaction Document including this  Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance  with the terms hereof,  will constitute  the valid and binding  obligation  of the  Company  enforceable against the Company in  accordance  with its terms except (i) as limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium and other laws of general  application  affecting  enforcement  of creditors'  rights generally  and (ii) as  limited by laws  relating  to the  availability  of specific performance, injunctive relief or other equitable remedies.

          (d) NO  CONFLICTS.  The  execution,  delivery and  performance  of the
     Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any  Subsidiary's  certificate or articles of  incorporation,  bylaws or other  organizational  or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give
     to  others  any  rights  of   termination,   amendment,   acceleration   or
     cancellation  (with or  without  notice,  lapse of time or  both)  of,  any agreement,  credit facility, debt or other instrument (evidencing a Company or  Subsidiary  debt or  otherwise)  or other  understanding  to which  the
     Company or any  Subsidiary  is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with, or result in or constitute any violation of, any award, decision, judgment, decree,  injunction,  writ, order, subpoena, ruling, verdict or arbitration award entered,  issued,  made or rendered by any federal,  state,  local or foreign government or any other Governmental  Entity (each an "ORDER"),  or any Law, applicable to the ----- Company or any of its Subsidiaries,  or to
     any of their respective properties or assets, or to any Securities; or (iv)
     result in the creation or  imposition  of (or the  obligation  to create or impose) any Lien on any of the  properties  or assets of the Company or any of its subsidiaries,  or on any of the Securities; or (v) conflict with, or result in or constitute  any  violation  of, or result in the  termination, suspension or revocation of, any Authorization applicable to the Company or any  of its  subsidiaries,  or to any of  their  respective  properties  or assets,  or to any of the Securities,  or result in any other impairment of the rights of the holder of any such  Authorization;  except in the case of each of clauses (ii) and (iii),  such as would not,  individually or in the aggregate,  have or reasonably be expected to result in a Material  Adverse
     Effect.

          (e)  FILINGS,  CONSENTS  AND  APPROVALS.  Assuming the accuracy of the representations  of the  Purchaser  set forth in  Section  3.2  hereof,  no registration  (including  any  registration  under the  Securities  Act) or filing with, or any notification to, or any approval, permission,  consent, ratification, waiver, authorization, order, finding of suitability, permit, license,  franchise,  exemption,  certification  or similar  instrument  or document  (each,  an  "AUTHORIZATION")  of or  from,  any  court,  arbitral tribunal, arbitrator,  administrative or regulatory agency or commission or other  governmental  or  regulatory  authority,  agency or governing  body, domestic or foreign (each, a "GOVERNMENTAL  ENTITY"),  or any other person,
     or  under  any  statute,   law,  ordinance,   rule,  regulation  or  agency
     requirement of any Governmental  Entity (each, a "LAW"), on the part of the
     Company or any of its  subsidiaries  is  required  in  connection  with the execution  or delivery by the Company of the  Transaction  Documents or the
     performance by the Company of its obligations under each of the Transaction
     Documents  except as would not have a material effect on the Company or its performance of its obligations under the Transaction Documents.

          (f)  ISSUANCE  OF  THE  SECURITIES.  The  Securities  have  been  duly authorized and, when issued and paid for in accordance with the Transaction
     Documents,  will be duly and validly issued,  fully paid and nonassessable, free and clear of all Liens,  except for such  restrictions  on transfer or ownership  imposed by  applicable  federal or state  securities  laws.  The
     Company has reserved  from its duly  authorized  capital  stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

          (g)  CAPITALIZATION.  As of the date hereof,  the  authorized  capital stock of the Company  consists of 10,000,000  shares of Common Stock. As of
     August 12,  2004,  there were  1,495,483  shares of Common Stock issued and outstanding.  Other than as contemplated in this Agreement, the Company has not issued any capital  stock since  September 30, 2004 other than pursuant to the exercise of employee stock options under the Company's  stock option plans. No Person has any right of first refusal, preemptive right, right of participation,  or any similar  right to  participate  in the  transactions contemplated by the Transaction  Documents.  Except as disclosed in the SEC
     Reports,  there are no  outstanding  options,  warrants,  scrip,  rights to subscribe, calls or commitments of any character whatsoever relating to, or securities,  rights or obligations convertible into or exchangeable for, or giving any  Person any right to  subscribe  for or  acquire,  any shares of
     Common Stock, or contracts, commitments,  understandings or arrangements by which  the  Company  or any  Subsidiary  is or may  become  bound  to issue additional  shares of Common Stock, or securities or rights  convertible or exchangeable  into  shares  of  Common  Stock.  The  issue  and sale of the
     Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the shares of Common Stock being issued to the  Purchaser  hereunder)  and will not result in a right of any holder of Company securities to adjust the exercise,  conversion,  exchange or reset price under such securities.

          (h) SEC  REPORTS;  FINANCIAL  STATEMENTS.  The  Company  has filed all reports  required  to be filed  by it under  the  Exchange  Act,  including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such  shorter  period as the Company was required by law to file such  material)  (the  foregoing  materials,  including  the  exhibits thereto,  being collectively  referred to herein as the "SEC REPORTS") on a timely basis or has timely  filed a valid  extension of such time of filing and has  filed any such SEC  Reports  prior to the  expiration  of any such extension.  As of their  respective  dates, the SEC Reports complied in all material  respects  with the  requirements  of the  Securities  Act and the
     Exchange Act and the rules and  regulations of the  Commission  promulgated thereunder,  and none of the SEC Reports, when filed,  contained any untrue statement of a material  fact or omitted to state a material  fact required to be stated therein or necessary in order to make the statements  therein, in light of the  circumstances  under which they were made, not misleading.
     The financial  statements of the Company included in the SEC Reports comply in all material  respects with applicable  accounting  requirements and the rules and  regulations of the Commission  with respect thereto as in effect at the time of filing.  Such  financial  statements  have been  prepared in accordance  with  generally  accepted  accounting  principles  applied on a consistent  basis during the periods  involved  ("GAAP"),  except as may be otherwise  specified in such financial  statements or the notes thereto and except that  unaudited  financial  statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations  and cash flows for the periods then  ended,  subject,  in the case of  unaudited  statements,  to  normal, immaterial, year-end audit adjustments.

          (i) MATERIAL  CHANGES.  Since the date of the latest audited financial statements included within the SEC Reports,  except as disclosed in the SEC
     Reports,  (i) there has been no event,  occurrence or development  that has had or that could  reasonably  be expected to result in a Material  Adverse
     Effect,  (ii) the Company has not incurred any  liabilities  (contingent or otherwise) other than (A) trade payables and accrued  expenses  incurred in the  ordinary  course of business  consistent  with past  practice  and (B)
     liabilities  that would not be required to be  reflected  in the  Company's financial  statements  pursuant to GAAP or that would not be required to be disclosed  in filings made with the  Commission,  (iii) the Company has not altered its method of accounting,  and (iv) the Company has not declared or made  any  dividend  or  distribution  of cash  or  other  property  to its stockholders  or purchased,  redeemed or made any agreements to purchase or redeem any shares of its capital stock.

          (j) LITIGATION.  Except as disclosed in the SEC Reports,  there are no
     actions,   suits,   inquiries,   notices  of  violation,   proceedings   or
     investigations  pending or, to the  knowledge  of the  Company,  threatened against or affecting the Company, any Subsidiary or any of their respective
     properties   before  or  by  any   court,   arbitrator,   governmental   or
     administrative  agency or regulatory  authority  (federal,  state,  county, local or foreign)  (collectively,  an "ACTION") which (i) adversely affects or  challenges  the  legality,  validity  or  enforceability  of any of the
     Transaction  Documents or the  Securities  or (ii) would,  if there were an unfavorable  decision,  have or  reasonably  be  expected  to  result  in a
     Material  Adverse Effect.  Neither the Company nor any Subsidiary,  nor any
     director  or  officer  thereof,  is or has been the  subject  of any Action involving  a claim of  violation  of or  liability  under  federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company,  there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former  director or officer of the Company.  The  Commission has not issued any  stop  order  or  other  order  suspending  the  effectiveness  of  any registration  statement  filed by the Company or any  Subsidiary  under the
     Exchange Act or the Securities Act.

          (k) CERTAIN FEES. No brokerage or finder's fees or commissions  are or will  be  payable  by the  Company  to any  broker,  financial  advisor  or consultant,  finder,  placement  agent,  investment  banker,  bank or other
     Person with respect to the transactions contemplated by this Agreement. The
     Purchaser shall have no obligation with respect to any fees or with respect to any  claims  made by or on  behalf of other  Persons  for fees of a type contemplated  in  this  Section  that  may be due in  connection  with  the transactions contemplated by this Agreement.

          (l)  CERTAIN  REGISTRATION  MATTERS.  Assuming  the  accuracy  of  the
     Purchaser's representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the  Shares  by the  Company  to the  Purchaser  under  the  Transaction
     Documents.  The Company is  eligible  to register  the resale of its Common
     Stock for  resale by the  Purchaser  under Form S-3  promulgated  under the
     Securities Act.

          (m)  DISCLOSURE.   The  Company  understands  and  confirms  that  the
     Purchaser  will rely on the  foregoing  representations  and  covenants  in effecting  transactions  in  securities  of  the  Company.  All  disclosure provided to the  Purchaser  regarding  the  Company,  its  business and the transactions  contemplated  hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue  statement of a material fact or omit to state  any  material  fact  necessary  in order to make the statements  made therein,  in light of the  circumstances  under which they were made, not misleading.

          (n)  REGULATION D. None of the Company or any affiliate (as defined in
     Rule 501(b) of Regulation D ("REGULATION  D") under the Securities  Act) of the Company has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise  negotiated in respect of any security
     (as defined in the Securities  Act) which is or will be integrated with the sale of the Securities in a manner that would require the  registration  of the Securities under the Securities Act or; (b) engaged in or used any form of general  solicitation  or general  advertising  (within  the  meaning of
     Regulation  D) in  connection  with the sale of the  Securities,  including articles,  notices  or other  communications  published  in any  newspaper, magazine or similar  medium or broadcast over  television or radio,  or any seminar  or  meeting  whose  attendees  have been  invited  by any  general solicitation or general advertising.

     3.2 REPRESENTATIONS  AND WARRANTIES OF THE PURCHASER.  The Purchaser hereby represents  and warrants as of the date hereof and as of the Closing Date to the
Company as follows:

          (a)  ORGANIZATION;   AUTHORITY.   The  Purchaser  is  an  entity  duly
     organized,  validly  existing  and in good  standing  under the laws of the
     jurisdiction  of  its   organization   with  the  requisite   corporate  or
     partnership  power  and  authority  to  enter  into and to  consummate  the transactions  contemplated  by the  applicable  Transaction  Documents  and otherwise to carry out its obligations thereunder. The execution,  delivery and performance by the Purchaser of the  transactions  contemplated by this
     Agreement has been duly  authorized by all necessary  [corporate or, if the
     Purchaser is not a corporation, such partnership, limited liability company or other  applicable  like action,] on the part of the  Purchaser.  Each of this Agreement and the Registration Rights Agreement has been duly executed by the Purchaser,  and when  delivered by the Purchaser in accordance  with the terms hereof,  will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  INVESTMENT  INTENT.  The Purchaser is acquiring the Securities as principal for its own account for  investment  purposes only and not with a view to or for  distributing  or  reselling  such  Securities  or any  part thereof,  without prejudice,  however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement  under  the  Securities  Act or  under  an  exemption  from  such registration and otherwise in compliance with applicable  federal and state securities laws. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c)  PURCHASER  STATUS.  At the time the  Purchaser  was  offered  the
     Securities,  it was, and at the date hereof it is an "accredited  investor"
     as defined in Rule 501(a) under the  Securities  Act. The  Purchaser is not required  to be  registered  as a  broker-dealer  under  Section  15 of the
     Exchange Act.

          (d)  EXPERIENCE  OF THE  PURCHASER.  The  Purchaser,  either  alone or together with its representatives,  has such knowledge,  sophistication and experience  in  business  and  financial  matters  so as to be  capable  of evaluating  the  merits  and  risks of the  prospective  investment  in the
     Securities,  and has so evaluated the merits and risks of such  investment.
     The  Purchaser is able to bear the economic  risk of an  investment  in the
     Securities  and, at the present  time, is able to afford a complete loss of such investment.

          (e)  GENERAL  SOLICITATION.   The  Purchaser  is  not  purchasing  the
     Securities  as a result  of any  advertisement,  article,  notice  or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over  television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)  REGISTRATION  REQUIRED.  The Purchaser  hereby covenants with the
     Company  not to make  any sale of the  Shares  without  complying  with the provisions  hereof and of the Registration  Rights  Agreement,  and without
     effectively   causing  the  prospectus   delivery   requirement  under  the
     Securities Act to be satisfied (unless the Purchaser is selling such Shares in a transaction not subject to the prospectus delivery  requirement),  and the Purchaser acknowledges that the certificates evidencing the Shares will be  imprinted  with a  legend  that  prohibits  their  transfer  except  in accordance therewith.

          (g) ACCESS TO  INFORMATION.  The  Purchaser  acknowledges  that it has reviewed the SEC Reports and has been afforded (i) the  opportunity  to ask such questions as it has deemed necessary of, and to
     receive answers from,  representatives  of the Company concerning the terms and  conditions  of the  offering of the Shares and the merits and risks of investing in the Securities;  (ii) access to information  about the Company and the Subsidiaries and their respective financial  condition,  results of operations,  business,  properties,  management and prospects sufficient to enable it to evaluate its  investment;  and (iii) the opportunity to obtain such  additional  information  that the  Company  possesses  or can acquire without  unreasonable  effort  or  expense  that  is  necessary  to make an informed investment  decision with respect to the investment.  Neither such inquiries  nor any  other  investigation  conducted  by or on behalf of the
     Purchaser or its  representatives or counsel shall modify,  amend or affect the Purchaser's  right to rely on the truth,  accuracy and  completeness of the Company's  representations and warranties  contained in the Transaction
     Documents.

          (h) CERTAIN FEES.  The Purchaser has not entered into any agreement or arrangement  that would entitle any broker or finder to compensation by the
     Company in connection with the sale of the Securities to the Purchaser

          (i) NO TAX, LEGAL OR INVESTMENT ADVICE. The Purchaser understands that nothing in the Transaction  Documents or any other  materials  presented to the  Purchaser in connection  with the purchase and sale of the  Securities constitutes tax, legal, or investment  advice.  The Purchaser has consulted such tax, legal, and investment advisors as it, in its sole discretion, has deemed  necessary or  appropriate  in  connection  with its purchase of the
     Securities.

          (j) The  Purchaser  represents  and  warrants  that it is aware of the following Telephone  Interpretation in the SEC Manual of Publicly Available
     Telephone Interpretations (July 1997):

          A.65. Section 5

          An issuer  filed a Form S-3  registration  statement  for a  secondary offering  of  common  stock  which  is not yet  effective.  One of the selling  shareholders  wanted  to do a  short  sale  of  common  stock
          "against  the box" and  cover the short  sale with  registered  shares after the effective  date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares  underlying the short sale are deemed to be sold at the time such sale is made. There would,  therefore, be a violation of
          Section 5 if the shares were  effectively  sold prior to the effective date.

          (k) The Purchaser represents and warrants that, in connection with its purchase of the Securities,  it has complied with all applicable provisions of the Act, the rules and  regulations  promulgated by the SEC  thereunder, including Regulation M, and applicable state securities laws.

     The Company acknowledges and agrees that the Purchaser does not make or has not made any  representations  or  warranties  with respect to the  transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 TRANSFER RESTRICTIONS.

          (a) The  Securities  may only be disposed of in compliance  with state and federal securities laws,  including pursuant to an exemption therefrom.

                                       10

     In connection with any transfer of the Securities other than pursuant to an effective registration statement, pursuant to paragraph (k) of Rule 144, to the Company,  to an Affiliate of a Purchaser or in connection with a pledge as contemplated  in Section 4.1(b),  the Company may require the transferor thereof  to provide to the  Company an opinion of counsel  selected  by the transferor,  the form and  substance of which  opinion  shall be reasonably satisfactory  to the  Company,  to the effect that such  transfer  does not require  registration of such  transferred  Securities under the Securities
     Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this  Agreement  and shall have the rights of a
     Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchaser agree to the  imprinting,  so long as is required by this Section 4.1(b),  of a legend on any of the Securities in the following form:

          THESE  SECURITIES  HAVE NOT BEEN  REGISTERED  WITH THE  SECURITIES AND
          EXCHANGE  COMMISSION  OR THE  SECURITIES  COMMISSION  OF ANY  STATE IN
          RELIANCE UPON AN EXEMPTION FROM REGISTRATION  UNDER THE SECURITIES ACT
          OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY,  MAY NOT
          BE  OFFERED  OR SOLD  EXCEPT  PURSUANT  TO AN  EFFECTIVE  REGISTRATION
          STATEMENT  UNDER  THE  SECURITIES  ACT  OR  PURSUANT  TO AN  AVAILABLE
          EXEMPTION FROM, OR IN A TRANSACTION  NOT SUBJECT TO, THE  REGISTRATION
          REQUIREMENTS  OF THE SECURITIES ACT AND IN ACCORDANCE  WITH APPLICABLE
          STATE  SECURITIES  LAWS AS EVIDENCED BY A LEGAL  OPINION OF COUNSEL TO
          THE  TRANSFEROR  TO SUCH  EFFECT,  THE  SUBSTANCE  OF  WHICH  SHALL BE
          REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED
          IN  CONNECTION  WITH A BONA  FIDE  MARGIN  ACCOUNT  WITH A  REGISTERED
          BROKER-DEALER  OR OTHER LOAN WITH A FINANCIAL  INSTITUTION  THAT IS AN
          "ACCREDITED  INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE  SECURITIES
          ACT.

          The Company  acknowledges and agrees that a Purchaser may from time to time pledge and/or grant a security interest pursuant to a bona fide margin agreement in a bona fide margin account and, if required under the terms of such arrangement,  agreement or account, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer  would not be  subject to  approval  of the  Company  and no legal opinion of legal counsel of the pledgee,  secured party or pledgor shall be required  in  connection  therewith.  However,  at  the  discretion  of the
     Company, such legal opinion may be required in connection with a subsequent transfer  following  default by the Purchaser  transferee of the pledge. No notice shall be required of such pledge.  At the Purchaser's  expense,  the
     Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably  request in connection with a

                                       11

     pledge or transfer of the  Securities,  including,  if the  Securities  are subject to registration pursuant to the Registration Rights Agreement,  the preparation  and filing of any required  prospectus  supplement  under Rule
     424(b)(3)  under the  Securities Act or other  applicable  provision of the
     Securities  Act to  appropriately  amend the list of  Selling  Stockholders thereunder.

          (c) The Purchaser  agrees that, in addition to the other  restrictions on  transfer  set forth in this  Section  4.1,  without  the prior  written consent  of the  Company,  until the date that is six  months  and two days after the Closing Date, the Purchaser shall not sell or otherwise  transfer or dispose of, directly or indirectly, any of the Shares.

     4.2  FURNISHING  OF  INFORMATION.   As  long  as  the  Purchaser  owns  the
Securities,  the  Company  covenants  to timely  file (or obtain  extensions  in respect  thereof  and file  within the  applicable  grace  period)  all  reports required  to be filed by the  Company  after  the date  hereof  pursuant  to the
Exchange Act.  Upon the  Purchaser's  request,  the Company shall deliver to the
Purchaser a written  certification of a duly authorized officer as to whether it has  complied  with  the  preceding  sentence.  As  long as the  Purchaser  owns
Securities,  if the  Company is not  required to file  reports  pursuant to such laws, it will prepare and furnish to the  Purchaser and make publicly  available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the  Securities  under Rule 144. The Company  further  covenants that it will take  such  further  action as any  holder  of  Securities  may  reasonably request,  all to the extent  required from time to time to enable such Person to sell such Securities  without  registration  under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3  INTEGRATION.  The  Company  shall not sell,  offer for sale or solicit offers to buy or  otherwise  negotiate in respect of any security (as defined in
Section 2 of the Securities Act) that would be integrated with the offer or sale of the  Securities  in a manner that would  require the  registration  under the
Securities  Act of the sale of the  Securities to the Purchaser or that would be integrated  with the offer or sale of the  Securities  for purposes of the rules and  regulations  of any Trading  Market such that it would require  shareholder approval  prior to the  closing of such  other  transaction  unless  shareholder approval is  obtained  before the closing of such  subsequent  transaction.

     4.4 SECURITIES LAWS DISCLOSURE;  PUBLICITY. The Company shall timely file a
Current Report on Form 8-K, and, if required,  issue a press release  reasonably acceptable to the Purchaser disclosing the transactions  contemplated hereby and make such other  filings  and  notices in the  manner and time  required  by the
Commission.  The  Company and the  Purchaser  shall  consult  with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser  shall issue any such press release or otherwise  make any such  public  statement  without  the prior  consent  of the
Company,  with  respect to any press  release of the  Purchaser,  or without the prior  consent  of the  Purchaser,  with  respect  to any press  release  of the
Company,  which  consent  shall not  unreasonably  be  withheld,  except if such disclosure is required by law, in which case the disclosing party shall promptly provide  the  other  party  with  prior  notice  of  such  public  statement  or communication.

     4.5 INDEMNIFICATION OF PURCHASERS.  The Company will indemnify and hold the
Purchaser and its directors,  officers,  shareholders,  partners,  employees and

                                       12

agents  (each,  a  "PURCHASER   PARTY")   harmless  from  any  and  all  losses,
liabilities,  obligations,  claims, contingencies,  damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of  investigation  that any Purchaser Party may suffer or incur as a result of or  relating  to: (a) any  misrepresentation,  breach or inaccuracy, of any of the representations,  warranties,  covenants or agreements made by the Company in this Agreement or in the other Transaction Documents;  or
(b) any cause of action,  suit or claim  brought or made  against the  Purchaser
Party  and  arising  solely  out of or  solely  resulting  from  the  execution, delivery,  performance  or  enforcement  of this  Agreement  or any of the other
Transaction  Documents and without causation by any other activity,  obligation, condition or liability  pertaining to the Purchaser.  The Company will reimburse the Purchaser  Parties for their reasonable legal and other expenses  (including the cost of any investigation,  preparation and travel in connection  therewith)
incurred in connection therewith, as such expenses are incurred.

     4.6  INDEMNIFICATION OF THE COMPANY.  The Purchaser will indemnify and hold the Company and its directors, officers,  shareholders,  partners, employees and agents (each, a "COMPANY PARTY") harmless from any and all losses,  liabilities, obligations,  claims, contingencies,  damages, costs and expenses, including all judgments,  amounts paid in settlements,  court costs and reasonable  attorneys'
fees and costs of investigation  that any Company Party may suffer or incur as a result of or relating to any misrepresentation,  breach or inaccuracy, of any of the representations,  warranties,  covenants or agreements made by the Purchaser in this  Agreement or in the other  Transaction  Documents.  The Purchaser  will reimburse  the Company  Parties for their  reasonable  legal and other  expenses
(including the cost of any  investigation,  preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

     4.7 LISTING OF COMMON STOCK. The Company shall use commercially  reasonably efforts  to  maintain  the  listing of the Common  Stock on the  American  Stock
Exchange,  and as soon as reasonably  practicable following the Closing (but not later than the Effective  Date) to list all of the Shares on the American  Stock
Exchange.  The Company further agrees, if the Company applies to have the Common
Stock traded on any other Trading  Market,  it will include in such  application all of the Shares,  and will take such other action as is necessary or desirable in the opinion of the  Purchaser  to cause the Shares to be listed on such other
Trading  Market as  promptly  as  possible.  The  Company  will take all  action reasonably  necessary to continue the listing and trading of its Common Stock on a Trading  Market and will comply in all respects with the Company's  reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1 FEES AND  EXPENSES.  The  Company  shall  pay the  reasonable  fees and expenses of the Purchaser's advisers, counsel, accountants and other experts, if any, and other expenses  incurred by the Purchaser  incident to the negotiation, preparation,  execution, delivery and performance of this Agreement. The Company shall pay all stamp and other  taxes and duties  levied in  connection  with the sale of the Securities.

                                       13

     5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and  schedules  thereto,  contain the entire  understanding  of the parties with respect to the subject  matter  hereof and supersede  all prior  agreements  and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3  NOTICES.  All  notices,  requests,  demands  or  other  communications provided  for or permitted to be given  pursuant to this  Agreement  shall be in writing  and shall be deemed to have been duly given when  delivered  personally
(which  personal  delivery  shall  include  delivery  by  responsible  overnight courier),  or five days after being sent by registered or certified mail, return receipt requested, postage prepaid:

                 (a)  If to the Company to:

                      Lynch Corporation
                      50 Kennedy Plaza, Suite 1250
                      Providence, Rhode Island 02903
                      Attention:  Chief Executive Officer
                      Tel:  (401) 453-2007

                      with a copy to:

                      Olshan Grundman Frome Rosenzweig & Wolosky LLP
                      Park Avenue Tower
                      65 East 55th Street
                      New York, New York 10022
                      Attention:  David J. Adler, Esq.
                      Tel:  (212) 451-2300

                 (b)  If to the Purchaser to:

                      Venator Merchant Fund L.P.
                      One Corporate Center
                      Rye, New York 10580
                      Attention:  Marc J. Gabelli
                      Tel:  (914) 921-5100

By giving to the other party at least five days' written notice thereof,  either party  hereto  shall have the right from time to time and at any time during the term of this  Agreement  to change its  respective  address and each party shall have the right to specify as its  address  any other  address  within the United
States of America.

     5.4  AMENDMENTS;  WAIVERS.  No provision of this Agreement may be waived or amended except in a written instrument  signed, in the case of an amendment,  by the Company and the Purchaser or, in the case of a waiver,  by the party against whom  enforcement  of any such waiver is sought.  No waiver of any default  with respect to any provision,  condition or  requirement of this Agreement  shall be

                                       14

deemed to be a  continuing  waiver in the  future or a waiver of any  subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise  any right  hereunder in any manner impair the exercise of any such right.

     5.5  CONSTRUCTION.  The headings  herein are for  convenience  only, do not constitute a part of this  Agreement  and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent,  and no rules of strict  construction  will be applied against any party. This Agreement shall be construed as if drafted  jointly by the parties,  and no presumption or burden of proof shall arise favoring or  disfavoring  any party by virtue of the authorship  of any  provisions  of  this  Agreement  or  any of the  Transaction
Documents.

     5.6 SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties and their  successors and permitted  assigns.  The
Company may not assign this  Agreement  or any rights or  obligations  hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this  Agreement  to any Person to whom the  Purchaser assigns or transfers any Securities,  provided such transferee agrees in writing to be bound,  with  respect to the  transferred  Securities,  by the  provisions hereof that apply to the "Purchaser".

     5.7 NO  THIRD-PARTY  BENEFICIARIES.  This  Agreement  is  intended  for the benefit of the parties  hereto and their  respective  successors  and  permitted assigns and is not for the benefit of, nor may any provision  hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

     5.8 GOVERNING  LAW. All questions  concerning the  construction,  validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance  with the internal laws of the State of
New York,  without  regard to the  principles of conflicts of law thereof.  Each
party  agrees  that  all  legal  proceedings   concerning  the  interpretations,
enforcement and defense of the  transactions  contemplated by this Agreement and any other Transaction  Documents  (whether brought against a party hereto or its respective affiliates,  directors, officers, shareholders,  employees or agents)
shall be commenced  exclusively  in the state or federal  courts  sitting in the
County of New York,  State of New York.  Each party  hereto  hereby  irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York,  State of New York for the  adjudication  of any dispute hereunder or in connection herewith or with any transaction  contemplated hereby or discussed  herein  (including  with respect to the  enforcement of any of the
Transaction Documents),  and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such suit,  action or proceeding is improper.  Each party  hereto  hereby  irrevocably  waives  personal  service of process  and  consents  to  process  being  served in any such  suit,  action or proceeding  by  mailing a copy  thereof  via  registered  or  certified  mail or overnight  delivery  (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice  thereof.  Nothing contained  herein shall be deemed to limit in any way any right to serve process in any manner  permitted by law. Each party hereto  (including  its  affiliates, agents,  officers,  directors and employees) hereby  irrevocably  waives, to the

                                       15

fullest extent  permitted by applicable  law, any and all right to trial by jury in any legal  proceeding  arising out of or relating  to this  Agreement  or the transactions  contemplated  hereby.  If either party shall commence an action or proceeding  to  enforce  any  provisions  of a  Transaction  Document,  then the prevailing  party in such action or proceeding  shall be reimbursed by the other party for its  attorneys  fees and other costs and  expenses  incurred  with the investigation, preparation and prosecution of such action or proceeding.

     5.9 SURVIVAL.  The  representations,  warranties,  agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

     5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken  together shall be considered one and the same agreement and shall become effective when  counterparts have been signed by each party and delivered to the other  party,  it being  understood  that both parties need not sign the same  counterpart.  In the event that any  signature  is  delivered  by facsimile  transmission,  such  signature  shall  create  a  valid  and  binding obligation  of the  party  executing  (or on  whose  behalf  such  signature  is executed)  with the same force and effect as if such  facsimile  signature  page were an original thereof.

     5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or  unenforceable  in  any  respect,  the  validity  and  enforceability  of the remaining  terms  and  provisions  of  this  Agreement  shall  not in any way be affected or impaired  thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor,  and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated,  lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange  and  substitution  for and upon  cancellation thereof,  or  in  lieu  of  and  substitution  therefor,  a new  certificate  or instrument,  but only upon receipt of evidence  reasonably  satisfactory  to the
Company  of such  loss,  theft  or  destruction  and  customary  and  reasonable indemnity,  if requested.  The  applicants  for a new  certificate or instrument under  such  circumstances  shall  also  pay any  reasonable  third-party  costs associated with the issuance of such replacement Securities.

     5.13  REMEDIES.  In  addition  to being  entitled  to  exercise  all rights provided herein or granted by law, including recovery of damages,  the Purchaser and the Company will be entitled to specific  performance  under the Transaction
Documents.  The  parties  agree  that  monetary  damages  may  not  be  adequate compensation  for any loss  incurred  by  reason of any  breach  of  obligations described in the foregoing  sentence and hereby agree to waive in any action for specific  performance  of any such  obligation  the defense that a remedy at law would be adequate.

                           [SIGNATURE PAGE TO FOLLOW]

                                       16

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase
Agreement to be duly executed by their respective authorized  signatories on the date first indicated above.

                                    LYNCH CORPORATION

                                    By:    /s/ John C. Ferrara
                                           -------------------------------------
                                    Name:  John C. Ferrara
                                    Title: President and Chief Executive Officer

                                    VENATOR MERCHANT FUND L.P.
                                    By:  Venator Global LLC, its General Partner

                                    By:    /s/ Marc J. Gabelli
                                           ------------------------------------
                                    Name:  Marc J. Gabelli
                                    Title: President

                                       17